UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
March 22, 2011

RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.
On March 22, 2011, Rent-A-Center, Inc. (the “Company”) issued a press release announcing that its board of directors declared a cash dividend in the amount of $0.06 per share payable on April 27, 2011, to common stockholders of record as of the close of business on April 6, 2011.
The press release containing these announcements is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release issued on March 22, 2011 by Rent-A-Center, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: March 22, 2011	By:	/s/ Ronald D. DeMoss
Ronald D. DeMoss
Executive Vice President — General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on March 22, 2011 by Rent-A-Center, Inc.